UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23805 Stuart Ranch Road, Suite 235 Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	(1)	Hall & Company (“Hall”) has been the independent registered public accounting firm for The Crypto Company (the “Company”). On May 21, 2019, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) dismissed Hall as the Company’s independent public accounting firm effective immediately. Effective on May 21, 2019, the Audit Committee approved the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm.

	(2)	For the fiscal year ended December 31, 2017, the report of Hall on the Company’s consolidated financial statements did not contain an adverse opinion, or a disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Hall was not engaged as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal years ended prior to December 31, 2017.

	(3)	In connection with the audit of the consolidated financial statements for the Company’s fiscal year ended December 31, 2017 and the subsequent period through May 21, 2019, there were no disagreements between Hall and the Company regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope which, if not resolved to the satisfaction of Hall, would have caused it to make reference thereto in its report on the financial statements for such year.

	(4)

In connection with the audit of the consolidated financial statements for the Company’s fiscal year ended December 31, 2017 and the subsequent period through May 21, 2019, the following reportable events occurred (as described in Item 304(a)(1)(v) of Regulation S-K):

As disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2017, as amended by the Company’s Forms 10-K/A (the “2017 Form 10-K”), the Company’s management concluded that as of December 31, 2017, the Company’s internal control over financial reporting was not effective because of the existence of material weaknesses as follows, as described in Item 9A to the 2017 Form 10-K, which description is incorporated herein by reference:

●	we have not performed a risk assessment and mapped our processes to control objectives;
●	we have not implemented comprehensive entity-level internal controls;
●	we have not implemented adequate system and manual controls; and
●	we do not have sufficient segregation of duties.

In addition, as previously disclosed on the Company’s Current Report on Form 8-K filed on January 3, 2019, the Board, after consultation with management and discussion with Hall, concluded that the Company’s previously issued financial statements for the period from March 9, 2017 (“Inception”) to December 31, 2017 and each fiscal quarter therein, and for the quarterly periods ended March 31, 2018 and June 30, 2018 (collectively, the “Relevant Periods”), should no longer be relied upon because of errors in those financial statements for the Relevant Periods in connection with the Company’s previous accounting treatment for its investments in cryptocurrency, which resulted due to additional material weaknesses in the Company’s internal control over financial reporting.

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The subject matter of these material weaknesses was discussed with Hall by the Company’s management and the Audit Committee. The Audit Committee has authorized Hall to respond fully to the inquiries of the successor independent registered public accounting firm concerning these material weaknesses, and Hall has agreed to provide such information to the successor independent registered public accounting firm.

Hall advised the Company that information has come to Hall’s attention that it has concluded materially impacts the fairness or reliability of either (i) its previously issued audit report filed with the 2017 Form 10-K or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to December 31, 2017 (including information that, unless resolved to Hall’s satisfaction, would prevent Hall from rendering an unqualified audit report on those financial statements).

	(5)	The Company has provided to Hall a copy of this Form 8-K and has requested that Hall furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Hall agrees with the foregoing statements (the “Auditor Letter”). A copy of the Auditor Letter, dated May 23, 2019, is filed as Exhibit 16.1 hereto.

(b)		Effective on May 21, 2019, the Audit Committee approved the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm. During the two most recent fiscal years, and in the subsequent interim periods through May 21, 2019, the Company has not consulted with BF Borgers CPA PC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that BF Borgers CPA PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Hall & Company to the Securities and Exchange Commission, dated May 23, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: May 24, 2019
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Chief Operating Officer and Secretary

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